                               SECOND AMENDMENT
                              TO CREDIT AGREEMENT
                              -------------------

     SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 29, 1999, among CORPORATE EXPRESS, INC., a Colorado corporation (the "Parent"), CEX HOLDINGS, INC., a Colorado corporation (the "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK and DLJ CAPITAL FUNDING, INC., as Co-Documentation Agents (in such capacities, each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents") and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Syndication Agent and the Co-Documentation Agents, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Parent, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of April 17, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I.   Amendments to Credit Agreement.
     ------------------------------

          1. Section 3.03(d) of the Credit Agreement is hereby amended by deleting the reference therein to "Section 4.02(c), (d) or (f)" and inserting in lieu thereof a reference to "Section 4.02(c), (d), (f) or (i)".

          2. Section 4.02 of the Credit Agreement is hereby amended by (x) in clause (d) thereof, (i) inserting immediately after the first reference therein to "Asset Sale" the following new parenthetical: "(including without limitation the Identified Division Sale and the Pre-Approved Division Sales)", (ii) inserting immediately after the first reference to "Asset Sale" set forth in the first proviso thereto the following new parenthetical: "(other than Net Sale Proceeds of Pre-Approved Division Sales)" and (iii) deleting the reference therein to "Assets Sale" and inserting in lieu thereof a reference to "Asset Sale", (y) in clause (g) thereof, deleting the reference therein to "Section 4.02(c), (d) or (f)" and inserting in lieu thereof a reference to "Section 4.02(c), (d), (f) or (i)" and (z) inserting in appropriate order the following new clause (i):

          "(i)  In addition to any other mandatory repayments pursuant to this
     Section 4.02, on each date after the Initial Borrowing Date upon which the Parent or any of its Subsidiaries receives any cash proceeds from any sale or issuance of Qualified Preferred Stock, which is not Special Qualified Preferred Stock, of the Parent (or options, warrants or other rights to purchase same) an amount equal to 35% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the respective sale or issuance of such Qualified Preferred Stock (or options, warrants or other rights to purchase same) shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(g)."

          3. Section 8.01 of the Credit Agreement is hereby amended (x) in clause (f) thereof, by inserting immediately after the reference therein to "Section 4.02(c) through (f)," a reference to "4.02(i)," and (y) in clause (m) thereof, deleting the reference therein to "Section 3.03(e) or 4.02(c) through
(f), inclusive," and inserting in lieu thereof a reference to "Section 3.03(e), 4.02(c) through (f), inclusive, or 4.02(i)".

          4. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting clause (xvii) thereof in its entirety and inserting in lieu thereof the following new clause (xvii):

          "(xvii) the Identified Division Sale shall be permitted, provided
                                                                   --------
     that (w) same shall be for Fair Market Value, (x) at least 85% of the aggregate consideration therefor shall be in the form of cash (for purposes of this sub-clause (x), treating as cash consideration, any cash dividends received by the Borrower substantially concurrently with the Identified Division Sale from the division subject to the Identified Division Sale from proceeds of financings or investments by third parties in such division), (y) 100% of the Net Sale Proceeds thereof is applied to repay Term Loans as provided in Section 4.02(d) and (z) there shall exist no Default or Event of Default (both before and after giving effect thereto) (it being understood and agreed that if the Identified Division Sale (or subsequent sales effectuated pursuant to this parenthetical) involves a sale or transfer of less than 100% of the Borrower's Equity Interests in such division, the Borrower shall be permitted to sell the retained Equity Interests in such division at any time thereafter subject to the requirements set forth in preceding sub-clauses (w) through (z), inclusive, and in the definition of `Identified Division Sale');"

(ii) in clause (xx) thereof, deleting the word "and" appearing at the end thereof, (iii) in clause (xxi) thereof, deleting the period appearing at the end thereof and inserting in lieu thereof "; and", (iv) inserting in appropriate order the following new clause:

          "(xxii)   Pre-Approved Division Sales shall be permitted, provided
                                                                    --------
     that, with respect to each Pre-Approved Division Sale, (v) same shall be for Fair Market Value, (w) the aggregate consideration paid (or payable) in connection with all Pre-Approved Division Sales theretofore effected pursuant to this clause (xxii) (and including such Pre-Approved Division
     Sale) shall consist of at least 75% cash consideration (for purposes of this sub-clause (w), treating (1) any retained Equity Interests that the Borrower or any of its Subsidiaries may hold in the Persons subject to Pre-Approved Division Sales (after giving effect thereto) as non-cash consideration and (2) any principal payments made on any non-cash consideration, after the receipt thereof by the Borrower or its Subsidiaries, as cash consideration), (x) 100% of the Net Sale Proceeds thereof is applied to repay Term Loans as provided in Section 4.02(d), (y) there shall exist no Default or Event of Default (both before and after giving effect thereto) and (z) the Administrative Agent shall have received an officers' certificate of the chairman of the board, the president, any vice president or the treasurer of the Borrower certifying that none of the Persons or assets subject to such Pre-Approved Division Sale (taken individually or in the aggregate), at the time of such Pre-Approved Division Sale, constitutes a portion of the Borrower's core North American office products business and that such Pre-Approved Division Sale is being effectuated in compliance with the requirements set forth in this Section 9.02(xxii) and in the definition of `Pre-Approved Division Sales'." and

(v) in the penultimate sentence thereof, deleting clause (y) thereof and inserting in lieu thereof the following new clause (y):

     "(y) sell any Equity Interests in any other Subsidiary of the Parent unless, in the case of this clause (y), the respective sale or disposition
     (i) meets the requirements of one or more of the clauses of Section 9.02 set forth above and (ii) is (A) the Identified Division Sale, (B) a Pre-Approved Division Sale or (C) a sale of all Equity Interests in the respective Subsidiary owned by the Parent and its Subsidiaries".

          5. Section 9.03 of the Credit Agreement is hereby amended by (i) in clause (xii) thereof, deleting the word "and" appearing at the end thereof, (ii) in clause (xiii) thereof, deleting the period appearing at the end thereof and inserting in lieu thereof a semi-colon and (iii) inserting in appropriate order the following new clause:

          "(xiv) so long as no Default or Event of Default then exists or would exist immediately after giving effect thereto, the Parent may purchase shares of its outstanding common stock (which purchases shall not be included in determining the amount of Stock Repurchases made in accordance with the definition thereof contained herein and which purchases shall be in addition to those permitted pursuant to preceding clauses (ix), (x) and (xi)) and shares of its outstanding Qualified Preferred Stock with any Permitted Equity Issuance Proceeds, so long as the respective purchases are made within 60 days after the Parent's receipt of such Permitted Equity Issuance Proceeds, and to the extent such Permitted Equity Issuance Proceeds are not used for other purposes (including without limitation the purchase, redemption or repayment of any Existing Senior Subordinated Notes, Existing Convertible Notes, Permitted Subordinated Notes or Refinancing Convertible Notes) other than temporary repayments of outstanding Revolving Loans."

          6. Section 9.05 of the Credit Agreement is hereby amended by (i) in clause (xv) thereof, deleting the word "and" appearing at the end thereof, (ii) in clause (xvi) thereof, deleting the period appearing at the end thereof and inserting in lieu thereof a semi-colon and (iii) inserting in appropriate order the following new clause:

          "(xvii) the Parent and its Subsidiaries may hold their interests in any Person which ceases to be a Subsidiary pursuant to the Identified Division Sale (or any subsequent sales effectuated pursuant to Section 9.02(xvii)) or any Pre-Approved Division Sale, provided that neither the
                                                    --------
     Parent nor any Subsidiary may make additional Investments in any such Person under this clause (xvii) at any time after the Identified Division Sale (or the respective subsequent sale) or the respective Pre-Approved Division Sale, as the case may be."

          7. Section 9.12(iv) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x)(1) of the proviso thereto and inserting in lieu thereof a comma, (ii) inserting at the end of clause (x)(2) of the proviso thereto, the following new clause:

     "and (3) with any Permitted Equity Issuance Proceeds (which are not used for other purposes (including without limitation to repurchase common stock or Qualified Preferred Stock of the Parent, or to redeem, repay or repurchase Existing Convertible Notes, Permitted Subordinated Notes or Refinancing Convertible Notes) other than temporary repayments of outstanding Revolving Loans), so long as all Permitted Equity Issuance Proceeds to be applied in accordance with this clause (3) are used by the Parent within 60 days after its receipt thereof to redeem, repay or repurchase (and if repurchased, same shall be cancelled) Existing Senior Subordinated Notes pursuant to this clause (3) and no Default or Event of Default then exists or would exist immediately after giving effect thereto",

(iii) deleting the word "and" appearing at the end of clause (x) of the proviso thereto and inserting in lieu thereof a comma, (iv) deleting the word "and" appearing at the end of clause (y)(1) of the proviso thereto and inserting in lieu thereof a comma, (v) inserting at the end of clause (y)(2) of the proviso thereto, the following new clause:

     "and (3) with any Permitted Equity Issuance Proceeds (which are not used for other purposes (including without limitation to repurchase common stock or Qualified Preferred Stock of the Parent, or to redeem, repay or repurchase Existing Senior Subordinated Notes, Permitted Subordinated Notes or Refinancing Convertible Notes) other than temporary repayments of outstanding Revolving Loans), so long as all Permitted Equity Issuance Proceeds to be applied in accordance with this clause (3) are used by the Parent within 60 days after its receipt thereof to redeem, repay or repurchase (and if repurchased, same shall be cancelled) Existing Convertible Notes pursuant to this clause (3) and no Default or Event of Default then exists or would exist immediately after giving effect thereto" and

(vi) inserting immediately after the end of clause (y) of the proviso thereto the following new clause (z):

     "and (z) Permitted Subordinated Notes and Refinancing Convertible Notes may be redeemed, repaid or repurchased (and if repurchased, same shall be cancelled) with any Permitted Equity Issuance Proceeds (which are not used for other purposes (including without limitation to repurchase common stock or Qualified Preferred Stock of the Parent, or to redeem, repay or repurchase Existing Senior Subordinated Notes or Existing Convertible Notes) other than temporary repayments of outstanding Revolving Loans), so long as all Permitted Equity Issuance Proceeds to be applied in accordance with this clause (z) are used by the Parent within 60 days after its receipt thereof to redeem, repay or repurchase (and if repurchased, same shall be cancelled) Permitted Subordinated Notes or Refinancing Convertible Notes, as the case may be, pursuant to this clause (z) and no Default or Event of Default then exists or would exist immediately after giving effect thereto".

          8. Section 9.14(b) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of sub-clause (iii) of the first sentence thereof and (ii) inserting immediately after sub-clause (iv) of the first sentence thereof the following new clause:

     "and (v) a Subsidiary (as determined immediately before the respective issuance of Equity Interests) of the Borrower (so long as such Subsidiary (and its Subsidiaries) do not constitute a portion of the Borrower's core North American office products business) may issue Equity Interests to third parties pursuant to a Pre-Approved Division Sale, provided that such
                                                             --------
     Pre-Approved Division Sale is being effectuated in compliance with the requirements set forth in Section 9.02(xxii) and in the definition of `Pre-Approved Division Sale'".

          9. Section 11.01 of the Credit Agreement is hereby amended by (i) deleting in its entirety the definition of "Identified Division Sale" appearing therein and (ii) inserting in appropriate alphabetical order the following new definitions:

          "'Identified Division Sale' shall mean any sale by the Borrower of the division of the Borrower identified in writing to the Administrative Agent and the Banks on or prior to the Effective Date (so long as such division remains in substantially the form as same exists on the Effective Date). Notwithstanding anything to the contrary contained above, the Identified Division Sale may be effected pursuant to a transaction where the Borrower and its Subsidiaries sell less than 100% of their Equity Interests in the division referenced in the immediately preceding sentence; provided, that,
                                                                --------
     in such event (i) immediately after giving effect to the first such sale, the Borrower and its Subsidiaries shall have sold or disposed of, at Fair Market Value and in accordance with the requirements of Section 9.02(xvii), at least 75% of the Equity Interests owned by them in the division referenced above (and such division shall no longer constitute a Subsidiary after giving effect to such sale) and (ii) thereafter, the Borrower and its Subsidiaries may from time to time dispose of their remaining Equity Interests in the division referenced above, in each case at Fair Market Value and in accordance with the requirements of Section 9.02(xvii). In connection with the Identified Division Sale, retained Equity Interests, i.e., Equity Interests which are not sold pursuant to the respective sale,
     ----
     shall not be treated as non-cash consideration received in the respective sale, with the effect that the only non-cash consideration counted for purposes of determining compliance with Section 9.02(xvii) shall be non-cash consideration actually received in the respective sale.

          `Permitted Equity Issuance Proceeds' shall mean, collectively, (1) 100% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the sale or issuance after the Second Amendment Effective Date of Special Qualified Preferred Stock of the Parent (or options, warrants or other rights to purchase same), (2) 100% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the sale or issuance after the Second Amendment Effective Date of non-redeemable common stock of the Parent (or options, warrants or other rights to purchase same) and (3) 65% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the sale or issuance after the Second Amendment Effective Date of Qualified Preferred Stock, which does not constitute Special Qualified Preferred Stock, of the Parent (or options, warrants or other rights to purchase same).

          'Pre-Approved Division Sales' shall mean any sale by the Borrower or one or more of its Subsidiaries from time to time of (i) Equity Interests in any one or more of the Borrower's divisions or business units (whether operated as a division, a business unit, a Subsidiary of the Borrower or otherwise), (ii) any portion of the assets (exclusive of Equity Interests in any Person) thereof or (iii) any Equity

     Interests retained in connection with any prior Pre-Approved Division Sale, in each case so long as the Person (and its Subsidiaries) in whom the Equity Interests are sold, or the assets sold, do not constitute a portion of the Borrower's core North America office products business as determined in good faith by the Borrower's Board of Directors (or a duly constituted committee thereof). Notwithstanding anything to the contrary contained above, if any Pre-Approved Division Sale involves a sale or transfer of Equity Interests in any Person, which comprise less than 100% of the Equity Interests in such Person owned by the Borrower and its Subsidiaries, for purposes of Section 9.02(xxii) there shall be deemed to have been a sale of 100% of the Equity Interests in such Person owned by the Borrower and its Subsidiaries, with the aggregate consideration therefrom to equal the Fair Market Value of the consideration actually received by the Borrower and its Subsidiaries from the respective sale plus the Fair Market Value of the
                                           ----
     retained Equity Interests of the Borrower and its Subsidiaries in such Person, with the Fair Market Value of such retained Equity Interests (as well as any other non-cash consideration received as a result of the respective sale) to be counted as non-cash consideration for purposes of determining compliance with said Section 9.02(xxii). So long as the requirements of the first sentence of this definition are satisfied, a Pre-Approved Division Sale may also be effected by a Subsidiary (as determined immediately before the respective issuance of Equity Interests) of the Borrower (so long as such Subsidiary (and its Subsidiaries) do not constitute a portion of the Borrower's core North American office products business) directly issuing its Equity Interests to a third party, provided
                                                                       --------
     that in any such case it is understood and agreed that any such issuance of Equity Interests to a third party shall be deemed for purposes of Section 9.02(xxii) to be a sale of assets by the Borrower for total consideration equal to the aggregate amount received by such Subsidiary (as determined immediately before the respective issuance of Equity Interests) from such issuance of Equity Interests plus the Fair Market Value of the Equity
                                  ----
     Interests retained in such Person (which is or was a Subsidiary) by the Borrower and its Subsidiaries, with the Fair Market Value of such retained Equity Interests (as well as any other non-cash consideration received as a result of the respective issuance of Equity Interests) to be counted as non-cash consideration for purposes of determining compliance with said
     Section 9.02(xxii).

          `Second Amendment' shall mean the Second Amendment, dated as of January 29, 1999, to this Agreement.

          `Second Amendment Effective Date' shall have the meaning provided such term in the Second Amendment.

          `Special Qualified Preferred Stock' shall mean any Qualified Preferred Stock which, in addition to meeting the criteria for inclusion as Qualified Preferred Stock in accordance with the definition thereof contained herein, constitute a perpetual preferred stock (i.e., at no time whatsoever shall
                                             ----
     there be any required redemptions, repurchases or sinking fund obligations with respect thereto) which at no time requires that any dividends be paid thereon in cash (except for requirements that dividends in cash be paid thereon prior to the payment of dividends in cash on common stock or Special Qualified Preferred Stock ranking junior to such Special Qualified Preferred Stock or that dividends thereon be paid on a pro rata basis with
                                                            --- ----
     Special Qualified Preferred Stock ranking pari passu with such Special
                                               ---- -----
     Qualified Preferred Stock)."

          10. The definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting at the end of the last sentence thereof the following:

     "and, if the applicable pricing level would otherwise be less than Level 6 for any period occurring on or after the Second Amendment Effective Date and prior to the date which is the first Start Date after the Parent's fiscal year ended nearest January 31, 1999, Level 6 pricing shall apply for such period".

          11. The definition of "Asset Sale" appearing in Section 11.01 of the Credit Agreement is hereby amended by adding immediately after the phrase "own capital stock) of the Parent or such Subsidiary" the phrase ", the Identified Division Sale, any Pre-Approved Division Sales, and any other issuance of Equity Interests by any Subsidiary of the Borrower to any Person other than the Borrower or another Subsidiary thereof,".

          12.  The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and inserting in lieu thereof the following new sentences:

     "Such calculation shall exclude, without duplication, the effect on such Consolidated Net Income of (i) non-cash extraordinary or non-cash non-recurring gains, losses or charges occurring during such period, (ii) non-recurring charges related to assimilation of Persons acquired, and the expenses of, Permitted Acquisitions, including expenses incurred in connection with the retirement of Indebtedness of Persons so acquired,
     (iii) the write-off of debt financing fees associated with terminated credit facilities, (iv) any non-cash pre-acquisition write-offs or similar non-cash charges incurred by a Person acquired pursuant to a Permitted Acquisition that as the result of a pooling of interest are included in the Parent's consolidated financial statements for the period, (v) any non-cash write-offs or similar non-cash charges which are recorded following a Permitted Acquisition in the Borrower's consolidated financial statements with respect to an acquired Person's assets to the extent such amounts were accounted for in the first twelve months following the date such acquisition was consummated and (vi) restructuring charges not to exceed $75,000,000 (or, in the event that Corporate Express Delivery Systems, Inc. is at any time designated as `discontinued operations', $60,000,000), of which no more than $50,000,000 (or, in the event that Corporate Express Delivery Systems, Inc. is at any time designated as `discontinued operations', $40,000,000) shall be in the form of cash, incurred during the Parent's fiscal year ended closest to January 31, 1999 in connection with the restructuring plan approved by the Parent's Board of Directors prior to the Second Amendment Effective Date; it being expressly understood and agreed, however, that, notwithstanding anything to the contrary set forth in this definition or in the definition of Consolidated Net Income, if any restructuring charges are taken or incurred by the Parent and its Consolidated Subsidiaries other than those described in preceding clause
     (vi), same shall reduce Consolidated EBITDA, provided that such reductions
                                                  --------
     to Consolidated EBITDA shall be made at the times, and to the extent, that cash amounts are paid in respect thereof (whether such cash amounts reduce reserves previously established, reduce Consolidated Net Income or otherwise)."

          13. The definition of "Net Sale Proceeds" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the phrase "sale of assets" in each place it appears therein and by inserting in lieu thereof the phrase "Asset Sale".

          14. Section 13.07(a) of the Credit Agreement is hereby amended by adding the following new sentence immediately at the end thereof:

     "Notwithstanding anything to the contrary set forth above or elsewhere in this Agreement, if at any time the Borrower designates Corporate Express Delivery Systems, Inc. as constituting `discontinued operations', then, for so long as Corporate Express Delivery Systems, Inc. remains a Wholly-Owned Subsidiary of the Borrower, the income (or loss), interest expense and fixed charges (calculated on the basis set forth in this Agreement but adjusted to exclude the effect thereon of any one-time restructuring charges and other costs associated with Corporate Express Delivery Systems, Inc. becoming `discontinued operations') of Corporate Express Delivery Systems, Inc. and its Consolidated Subsidiaries shall be included in all determinations of compliance with Sections 4, 9 and the Leverage Ratio (and all other financial terms) on the same basis as if Corporate Express Delivery Systems, Inc. had not been so designated as `discontinued operations'; provided that, at such time as Corporate Express Delivery
                  --------
     Systems, Inc. ceases to be a Wholly-Owned Subsidiary of the Borrower, the determinations with respect to periods subsequent to such cessation shall be made in accordance with Agreement Accounting Principles."

II.  Miscellaneous.
     -------------

          1. In order to induce the Banks to enter into this Amendment, (i) each of the Parent and the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date and after giving effect to the Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Second Amendment Effective Date after giving effect to this Amendment and (ii) the Borrower hereby agrees to pay to the Administrative Agent for the account of each Bank (including BTCo) which executes and delivers (including, without limitation, by usage of facsimile transmission) to the Administrative Agent a counterpart of this Amendment on or prior to the later to occur of 5:00 P.M. (New York time) on January 29, 1999 and the Second Amendment Effective Date a non-refundable fee in the amount equal to 0.125% of the sum of the (A) Commitment of such Bank and (B) outstanding Term Loans owing to such Bank, in each case as same is in effect on the Second Amendment Effective Date, which fee shall be payable on the first Business Day after the Second Amendment Effective Date, provided, however, that such fee shall not be payable if the Second
      --------  -------
Amendment Effective Date does not occur.  Payment of the fee described in clause
(ii) of the immediately preceding sentence shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Credit Party (i.e., the Parent, the
                                                   ----
Borrower and each Subsidiary Guarantor) and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                               *       *       *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 CORPORATE EXPRESS, INC.


                                 By:_________________________________
                                    Name:
                                    Title:


                                 CEX HOLDINGS, INC.


                                 By:_________________________________
                                    Name:
                                    Title:


                                 BANKERS TRUST COMPANY,
                                    Individually and as Administrative Agent


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                    Individually and as Syndication Agent


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE BANK OF NEW YORK,
                                    Individually and as Co-Documentation Agent


                                 By:_________________________________
                                    Name:
                                    Title:

                                 DLJ CAPITAL FUNDING, INC.
                                    Individually and as Co-Documentation Agent


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE BANK OF NOVA SCOTIA


                                 By:_________________________________
                                    Name:
                                    Title:


                                 CITY NATIONAL BANK


                                 By:_________________________________
                                    Name:
                                    Title:


                                 COMERICA WEST INCORPORATED


                                 By:_________________________________
                                    Name:
                                    Title:


                                 BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:

                                 DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE DAI-ICHI KANGYO BANK, LIMITED, LOS
                                    ANGELES AGENCY


                                 By:_________________________________
                                    Name:
                                    Title:


                                 SENIOR DEBT PORTFOLIO

                                 By:  Boston Management and Research,
                                      as Investment Advisor


                                 By:_________________________________
                                    Name:
                                    Title:


                                 FLEET NATIONAL BANK


                                 By:_________________________________
                                    Name:
                                    Title:

                                 THE FUJI BANK, LIMITED, LOS ANGELES AGENCY


                                 By:_________________________________
                                    Name:
                                    Title:


                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 BANK POLSKA KASA OPIEKI S.A.


                                 By:_________________________________
                                    Name:
                                    Title:


                                 HIBERNIA NATIONAL BANK


                                 By:_________________________________
                                    Name:
                                    Title:


                                 IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:

                                 KEY BANK NATIONAL ASSOCIATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 NATEXIS BANQUE BFCE


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:


                                 NATIONAL BANK OF CANADA


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:

                                 PARIBAS


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:


                                 THE PRUDENTIAL INSURANCE COMPANY OF
                                    AMERICA


                                 By:_________________________________
                                    Name:
                                    Title:


                                 By:_________________________________
                                    Name:
                                    Title:


                                 ROYAL BANK OF CANADA


                                 By:_________________________________
                                    Name:
                                    Title:


                                 SANWA BUSINESS CREDIT CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 TRANSAMERICA BUSINESS CREDIT CORPORATION


                                 By:_________________________________
                                    Name:
                                    Title:

                                 UNION PLANTERS BANK, N.A.


                                 By:_________________________________
                                    Name:
                                    Title:


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:_________________________________
                                    Name:
                                    Title:


                                 VAN KAMPEN SENIOR INCOME TRUST


                                 By:_________________________________
                                    Name:
                                    Title:


                                 VAN KAMPEN CLO II, LIMITED

                                 By: Van Kampen Management Inc.,
                                     as Collateral Manager


                                 By:_________________________________
                                    Name:
                                    Title:


                                 WACHOVIA BANK, N.A.


                                 By:_________________________________
                                    Name:
                                    Title:

ACKNOWLEDGED AND AGREED TO:


AIR COURIER DISPATCH OF NEW JERSEY, INC.
AMERICAN DELIVERY SYSTEM, INC.
ASAP SOFTWARE EXPRESS, INC.
CORPORATE EXPRESS CALLCENTER SERVICES, INC.
CORPORATE EXPRESS DELIVERY ADMINISTRATION, INC.
CORPORATE EXPRESS DELIVERY LEASING - EXPEDITED, INC.
CORPORATE EXPRESS DELIVERY LEASING - INTERMOUNTAIN, INC.
CORPORATE EXPRESS DELIVERY LEASING - MID-ATLANTIC, INC.
CORPORATE EXPRESS DELIVERY LEASING - MID-WEST, INC.
CORPORATE EXPRESS DELIVERY LEASING - NEW ENGLAND, INC.
CORPORATE EXPRESS DELIVERY LEASING - NORTHEAST, INC.
CORPORATE EXPRESS DELIVERY LEASING - SOUTHEAST, INC.
CORPORATE EXPRESS DELIVERY LEASING - SOUTHWEST, INC.
CORPORATE EXPRESS DELIVERY LEASING - WEST COAST, INC.
CORPORATE EXPRESS DELIVERY MANAGEMENT BUSINESS TRUST
CORPORATE EXPRESS DELIVERY SYSTEMS - AIR DIVISION, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - EXPEDITED, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - INTERMOUNTAIN, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - MID-ATLANTIC, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - MID-WEST, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - NEW ENGLAND, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - NORTHEAST, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - SOUTHEAST, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - SOUTHWEST, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS - WEST COAST, INC.
CORPORATE EXPRESS DELIVERY SYSTEMS, INC.
CORPORATE EXPRESS DISTRIBUTION SERVICES, INC.
CORPORATE EXPRESS OF TEXAS, INC.
CORPORATE EXPRESS OFFICE PRODUCTS, INC. (f/k/a CORPORATE EXPRESS OF
  THE EAST, INC.)
CORPORATE EXPRESS REAL ESTATE, INC.



By:_________________________________
   Name:
   Title:

ACKNOWLEDGED AND AGREED TO:


CORPORATE EXPRESS DOCUMENT & PRINT MANAGEMENT, INC.  (f/k/a DATA
  DOCUMENTS, INC.)
DATA DOCUMENTS, INCORPORATED
DISTRIBUTION RESOURCES CO.
EPCO PACKAGING SERVICES, INC.
FEDERAL SALES SERVICE, INC.
HERMANN MARKETING, INC.
MICROMAGNETIC SYSTEMS, INC.
MIDNITE EXPRESS INTERNATIONAL COURIER, INC.
MOORE LABELS, INC.
NEW DELAWARE DELIVERY, INC.
RAC, INC.
RED ARROW CORPORATION
RED ARROW SPOTTING SERVICES, INC.
RED ARROW TRUCKING CO.
RED ARROW WAREHOUSING, CO.
RUSH TRUCKING, INC.
S&O PROPERTY, INC.
SOFCO, INC. (f/k/a SOFCO-MEAD, INC.)
SQP, INC.
SUNBELT COURIER, INC.
TRICOR AMERICA, INC.
VIRGINIA IMPRESSIONS PRODUCTS CO., INC.


By:_________________________________
   Name:
   Title:

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CORPORATE EXPRESS, INC.
                                                  (Registrant)



Date:  February 12, 1999                       /s/ Gary M. Jacobs
                                             -----------------------
                                             By: Gary M. Jacobs
                                             Title:  Chief Financial Officer and
                                                     Executive Vice President